UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2014

RED MOUNTAIN RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Texas	000-54444	27-1739487
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2515 McKinney Avenue, Suite 900
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 871-0400

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The information set forth in Item 8.01 is incorporated herein by reference.

Item 8.01 Other Events.

On August 18, 2014, Red Mountain Resources, Inc. (the “Company”) issued the following preliminary expectations with respect to certain operating results for its fiscal year ended June 30, 2014 based on information currently reviewed by management:

•	The Company expects to report total revenue between $21.0 million and $22.0 million for the fiscal year ended June 30, 2014, compared to $9.0 million for the fiscal year ended May 31, 2013.

•	The Company expects to report exploration expense between $1.0 million and $1.5 million for the fiscal year ended June 30, 2014, compared to $0.8 million for the fiscal year ended May 31, 2013.

•	The Company expects to report lease operating expense between $2.9 million and $3.4 million for the fiscal year ended June 30, 2014, compared to $1.8 million for the fiscal year ended May 31, 2013.

•	The Company expects to report general and administrative expense between $7.5 million and $8.0 million for the fiscal year ended June 30, 2014, compared to $7.8 million for the fiscal year ended May 31, 2013.

The preliminary estimated financial results presented above are subject to the completion of the Company’s fiscal year-end financial closing procedures and audit. The preliminary estimated financial results presented above should not be considered a substitute for the Company’s full audited financial results once they become available.

The preliminary estimated financial results presented above contain forward-looking statements. These forward-looking statements are only predictions and are not guarantees of the Company’s actual financial results. The preliminary estimated financial results presented above reflect management’s current estimates based solely upon information reviewed by the Company as of the date hereof and is not a comprehensive statement of the Company’s financial results for the fiscal year ended June 30, 2014. The Company’s actual results may differ materially from these estimated ranges. For example, during the course of the preparation of the Company’s financial statements and related notes, additional items that would require material adjustments to be made to the preliminary estimated financial results presented above may be identified. The Company’s independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures on the preliminary estimated financial results presented above and, therefore, readers should not place undue reliance upon the preliminary estimated financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2014	RED MOUNTAIN RESOURCES, INC.

	By:	/s/ Alan W. Barksdale
Alan W. Barksdale Chief Executive Officer